SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report         (Date of earliest event reported):           May 23, 2000


                     THE JONES FINANCIAL COMPANIES, L.L.L.P.
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             (Exact name of registrant as specified in its charter)

                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

                                     0-16633
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                            (Commission File Number)

                                   43-1450818
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                      (I.R.S. Employer Identification No.)


              12555 Manchester Road, St. Louis, Missouri 63131-3729
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               (Address of Principal Executive Offices) (Zip Code)


(Registrant's Telephone Number, Including Area Code)       (314) 515-2000


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Item 5.  Other Events.

         The Registrant has revised its governing document by adopting its Eleventh Amended and Restated Agreement of Registered Limited Liability Limited Partnership, dated as of May 23, 2000, which is attached hereto as Exhibit 3 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit    Description
         -------    -----------

         3          Eleventh  Amended  and  Restated   Agreement  of  Registered
                    Limited Liability Limited Partnership of The Jones Financial Companies, L.L.L.P., dated as of May 23, 2000.









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

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE JONES FINANCIAL COMPANIES, L.L.L.P.
                                         (Registrant)


Date:  May 24, 2000                      By: /S/ STEVEN NOVIK
                                            ------------------------------------
                                                 Steven Novik
                                                 Partner
                                                 (Chief Financial Officer)



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                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

3                   Eleventh  Amended  and  Restated   Agreement  of  Registered
                    Limited Liability Limited Partnership of The Jones Financial Companies, L.L.L.P., dated as of May 23, 2000.















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